                                                                    EXHIBIT 99.1

                            JOINT FILER INFORMATION

                           Other Reporting Person(s)

1.  ESL PARTNERS, L.P.

Item                               Information

Name:                              ESL Partners, L.P.

Address:                           1170 Kane Concourse, Suite 200, Bay Harbor
                                   Islands, FL 33154

Designated Filer:                  Edward S. Lampert

Date of Event Requiring            April 29, 2021
Statement (Month/Day/Year):

Issuer Name and Ticker or          AUTONATION, INC. [AN]
Trading Symbol:

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original        Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group          Form filed by More than One Reporting Person
Filing:

Signature:                         By:     RBS Partners, L.P.
                                   Its:    General Partner

                                   By:     ESL Investments, Inc.
                                   Its:    General Partner

                                   By:     /s/ Edward S. Lampert
                                           ---------------------------------
                                   Name:   Edward S. Lampert
                                   Title:  Chief Executive Officer
                                   Date:   May 3, 2021

2.  RBS PARTNERS, L.P.

Item                               Information

Name:                              RBS Partners, L.P.

Address:                           1170 Kane Concourse, Suite 200, Bay Harbor
                                   Islands, FL 33154

Designated Filer:                  Edward S. Lampert

Date of Event Requiring            April 29, 2021
Statement (Month/Day/Year):

Issuer Name and Ticker or          AUTONATION, INC. [AN]
Trading Symbol:

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original        Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group          Form filed by More than One Reporting Person
Filing:

Signature:                         By:     ESL Investments, Inc.
                                   Its:    General Partner

                                   By:     /s/ Edward S. Lampert
                                           --------------------------------
                                   Name:   Edward S. Lampert
                                   Title:  Chief Executive Officer
                                   Date:   May 3, 2021

3.  ESL INVESTMENTS, INC.

Item                               Information

Name:                              ESL Investments, Inc.

Address:                           1170 Kane Concourse, Suite 200, Bay Harbor
                                   Islands, FL 33154

Designated Filer:                  Edward S. Lampert

Date of Event Requiring            April 29, 2021
Statement (Month/Day/Year):

Issuer Name and Ticker or          AUTONATION, INC. [AN]
Trading Symbol:

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original        Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group          Form filed by More than One Reporting Person
Filing:

Signature:                         By:     /s/ Edward S. Lampert
                                           --------------------------------
                                   Name:   Edward S. Lampert
                                   Title:  Chief Executive Officer
                                   Date:   May 3, 2021